Investor Relations Presentation September 8, 2016 Exhibit 99.1

Safe Harbor Statement This presentation may contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of the preliminary prospectus, and our actual future results may be materially different from what we expect. We have included important factors in the cautionary statements included in the Form 10-Q for the three month period ended June 30, 2016, the registration statement, final prospectus and other documents we have filed with the SEC, particularly in the Risk Factors section, that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Our Mission Siliconization of Optical Interconnect GaAS InP Deliver silicon-based interconnects that transform cloud and communication networks by simplifying these networks, digitizing numerous complex analog functions, and providing significant improvements in speed, capacity and power consumption

Most Network Elements Benefit from Silicon Economies of Scale Connecting at the Speed of Light Was Both Difficult and Costly Servers Storage Smart Phones Switches/Routers Computers Optical Interconnects Linking These Elements are Analog and Not Based on Silicon Exotic Materials Bulky Components; Low Yield 10 X 10G Required Large, Costly End-Product Manual Network Calibration Expensive Fiber Management Army of Ph.D.s Required B A Leverage Moore’s Law Today

Metro Long-Haul Inter-Data Center Our Solution Significantly Reducing Complexity and Cost of High Speed Networks Significantly reduce complexity and cost of high speed networks Plug and play with variety of network equipment Simplify optical link management eliminating complex manual calibration Key characteristics: speed, industry leading density and power efficiency, automation and manageability Silicon PIC Modules DSP ASIC

Seasoned team with multidisciplinary expertise All 3 founders still in active leadership positions Uniquely positioned in the high growth networking market Transforming cloud, content and communication networks Superior silicon-based solutions Differentiated technology enables industry-leading speed, capacity and power efficiency Market leadership translating to explosive growth with proven profitability Our Rise to Market Leadership *Midpoint of $128M - $120M Range Data

Increased Data and Video Consumption Growth in Mobile and 4G/LTE Communications Proliferation of Cloud Services Adoption of the “Internet of Things” Changing Traffic Patterns Traffic Demand is Growing for Traditional Carriers and Web 2.0 Content Providers Global IP Traffic per Day (Exabytes)1 Bandwidth and Network Capacity 1 Cisco VNI Global IP Traffic Forecast, 2014-2019

Metro Long-Haul Inter-Data Center Network Equipment Spend ($bn)1 Increasing Network Investment 1 ACG Research Market Release DCI Optical Networking Market, 2Q 2014 9% CAGR 58% CAGR 13% CAGR

Optical Landscape - Representative Companies Long-Haul Inter-Data Center Siliconized Interconnects Network Equipment Manufacturers Service Providers Web 2.0 Components Metro

The Shortcomings of Existing Coherent Interconnect Solutions Multiple discrete, bulky components Non-Si PICs based on esoteric processes Customized design and manual integration Significant engineering effort Difficult to innovate High cost of development Few commercially available Existing offerings not optimized for Power Speed Density Photonics Digital Signal Processors Typical 100G “Pizza Box Sized” Coherent Line Card Network operators need low-cost, low-power, high-speed interconnect solutions that are easy to deploy and manage Modulators Pol Splitter Tap Detectors Variable Attenuator Receiver Driver

Innovative Digital Signal Processor (DSP ASIC) in Latest CMOS Industry-first CMOS Photonic Integrated Circuit (PIC)1 Siliconization of Optical Interconnect + = > 1 billion transistors > 50 photonic functions Intel Microprocessor Broadcom Ethernet PHY Qualcomm Mobile Chipset Analogies to other fundamental transformational technologies in silicon Transforming optical communication Our Technology Disruption Silicon PIC DSP ASIC 1 Commercially available for coherent applications

DSP Radio Frequency Software Optics Siliconization Diverse Set of Skills and Expertise Represents High Barrier to Entrance Acacia Has all the Pieces to the High-Speed Interconnect Puzzle Superior performance Higher density Easy to deploy and manage Lower cost

Modulators Pol Splitter Tap Detectors Variable Attenuator Receiver Driver Silicon PIC DSP ASIC Significant cost and size reduction Sky 100G Metro Denali 400G ULH/Metro Multi-core Mouna Kea 100G ULH K2 40G ULH Everest 100G LH >500 PICs on single wafer Si PIC Rapid Pace of Innovation High Barrier to Entry Best Performance Time to Market Market Share DSP Per Segment 2011 2012 2013 2014 2015 Strong and diverse portfolio of patents and intellectual property 2014 2016

Family of products meet needs of network operators Compact, low-power industry-standard interfaces Integration in silicon Announced CFP2-ACO module Integrates easily into all classes of Communication Equipment High yield / lower cost manufacturing driven by CMOS process Silicon Coherent PIC Dual-core DSP 100G MSA 100G CFP 400G Module 1st Inter- Data Center Long Haul Metro 1st 1st First-to-Market Products Blending High Performance, Scale and Cost-Efficiency We believe we are the first to introduce to the market:

Deep Customer Relationships Customer Momentum Early engagement in product roadmap discussions Deeper penetration within existing customers Close collaboration with cloud and service providers on technology and market requirements Growing list of customers + Acacia’s early customer success provides key market validation

Our Growth Strategy Increased Investment in all Networks –Focused on 100G and Higher Expansion Opportunity with Existing Customers Expand Customer Base – Driven by Network Equipment Transformation Grow into Adjacent Markets Continued Innovation

Unparalleled Breadth of Expertise Christian Rasmussen Founder, VP of DSP and Optics John LoMedico VP of Sales and Business Development Thought Leaders in Multiple Fields Optical Systems Signal Processing Silicon Photonics Software + Hardware Mehrdad Givehchi Founder, VP of Hardware and Software Bhupen Shah VP of Engineering Janene Ásgeirsson  VP, General Counsel and Secretary Renee Pianka Chief Human Resources Officer Raj Shanmugaraj President, CEO and Director Benny Mikkelsen Founder, CTO and Director John Kavanagh SVP of Operations/Supply Chain John Gavin CFO

Compelling Financial Performance Significant Revenue Momentum ($mm) Quarterly Revenue ($mm) *Midpoint of $128M - $120M Range Data 75% CAGR

Shifting Customer Dynamics Revenue From Existing and New Customers1 1 New Customers defined as customers who first purchased products from Acacia after the initial 8 customers in 2011. Ongoing diversification of customer base continues Revenue from new customers increasing at a much faster pace than initial 2011 customer set Growth primarily driven by metro and inter-data center end markets

Expanding Gross Margins Acacia’s silicon innovations enable mix shift to vertically integrated products ramping gross margins Examples of purchased components from first product (2011-2015) Purchased devices already integrated to our silicon PIC Product Mix Vertical integration mix shift Volume leverage and efficiencies Move to low-cost region manufacturers Margin Expansion Drivers Utilized in all new modules * These goals are forward-looking, are subject to significant uncertainties and contingencies and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Form 10-Q for the three month period ended June 30, 2016, the registration statement and other documents that we have filed with the SEC. Modulators Pol Splitter Tap Detectors Variable Attenuator Receiver Driver

Non-GAAP Income from Operations1 ($mm) Non-GAAP Net Income1 ($mm) Proven Operating Leverage and Demonstrated Profitability 1 See Appendix for GAAP to Non-GAAP reconciliation. Capital Efficiency Leveraged Sales Model Low Sales and Support Costs Efficient R&D Key Drivers 12% 1% 18% 19% 28% 10% 1% 14% 17% 25% 23% |----------------------------------------------------MARGIN --------------------------------------------------------| *Midpoint of $31M - $26M Range Data

Long-Term Financial Goals * These goals are forward-looking, are subject to significant uncertainties and contingencies and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Form 10-Q for the three month period ended June 30, 2016, the registration statement and other documents that we have filed with the SEC. Note: Long-term financial goals are non-GAAP. Non-GAAP to GAAP reconciliation for historical results provided in Appendix.

appendix

Reconciliation of GAAP to Non-GAAP

Reconciliation of GAAP to Non-GAAP